CASH RESOURCE TRUST
                    CALIFORNIA TAX-EXEMPT MONEY MARKET FUND

                                   SUPPLEMENT
                      TO PROSPECTUS DATED NOVEMBER 1, 1996


Mentor Investment Group, LLC ("Mentor") has informed the Trust that Wheat First Butcher Singer, Inc., Mentor's parent company, will be acquired by First Union Corp. ("First Union"), in a transaction expected to occur as early as December of this year. First Union is a global financial services company with approximately $140 billion in assets and $10 billion in total stockholders' equity. The proposed arrangement does not contemplate any changes in the management or operations of Mentor or any of its subsidiaries, including Mentor Investment Advisors, LLC, the Fund's investment adviser. Consummation of the acquisition, which is subject to a number of conditions, including regulatory approvals, will result in the termination of the investment advisory agreement between the Fund and Mentor Investment Advisors, LLC. It is expected that the Trustees of the Trust will meet to consider a new investment advisory agreement between the Fund and Mentor Investment Advisors, LLC, to become effective upon consummation of the acquisition. Implementation of the new agreement, which would be substantially identical to the current investment advisory agreement, would be subject to approval of shareholders at a meeting expected to be held prior to the consummation of the acquisition.


                                                           September 15, 1997